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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                ----------------


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 21, 2003



                              CHECKFREE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




         Delaware                         0-26802              58-2360335
------------------------------        ---------------   -----------------------
(STATE OR OTHER JURISDICTION            (COMMISSION          (IRS EMPLOYER
     OF INCORPORATION)                   FILE NO.)       IDENTIFICATION NUMBER)


                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (678) 375-3000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.

                   EXHIBIT NO.                 DESCRIPTION

                      99.1* CheckFree Corporation's Press Release issued October 21, 2003.

         * Such press release is being "furnished" and not "filed," as described in Item 12 of this Current Report on Form 8-K.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 21, 2003, CheckFree Corporation ("CheckFree") issued a press release announcing its financial results for the first quarter ended September 30, 2003, and its expectations for the second quarter ended December 31, 2003 and fiscal 2004. Pursuant to General Instruction F of Form 8-K, a copy of such press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference. The information in this Form 8-K, including the exhibit hereto, shall not be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended.

         CheckFree will host a conference call at 5:30 p.m. (EDT) on October 21, 2003 to review its financial results for the first quarter ended September 30, 2003, and its expectations for second quarter ended December 31, 2003 and fiscal 2004. To phone into the conference call, dial 1-800-243-6403 anytime after 5:15 p.m. (EDT) and ask for the conference call hosted by Peter Kight. CheckFree will also broadcast the call on the Internet. The live conference call will be accessible through the Investor Center section of the CheckFree corporate Web site at http://www.checkfreecorp.com. A digital replay of the call will be available on the same Web site after 7:30 p.m. (EDT).

         Certain of the CheckFree's statements contained or incorporated by reference in this Form 8-K are not purely historical, and as such are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management's intentions, plans, beliefs, expectations or projections of the future, and include statements regarding forecasts and expectations of revenue, earnings, cash flows, sequential transaction growth for the second quarter of fiscal 2004 and fiscal 2004 as a whole, and consumer adoption of electronic billing and payment services. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in CheckFree's business, and other risks and uncertainties detailed from time to time in CheckFree's periodic reports filed with the Securities and Exchange Commission, including its Form 10-K for the year ended June 30, 2003 (filed September 15,
2003). One or more of these factors have affected, and could in the future affect, CheckFree's business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements contained or incorporated by reference in this Form 8-K will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by CheckFree, or any other person, that the objectives and plans of CheckFree will be achieved. All forward-looking statements contained or incorporated by reference in this Form 8-K are based on information presently available to management, and CheckFree assumes no obligation to update any forward-looking statements.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CHECKFREE CORPORATION

Date:  October 21, 2003         By:     /s/ David E. Mangum
                                    -------------------------------------------
                                          David E. Mangum, Executive Vice
                                          President and Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------

                   EXHIBIT NO.                 DESCRIPTION

                      99.1* CheckFree Corporation's Press Release issued October 21, 2003.

         --------------------------------

         * Furnished with this report.